EXHIBIT 99



October 5, 2004



Securities and Exchange Commission
Washington, DC 20549

Dear Sirs:

We have read and agree with the comments in Item 4.01 of Form 8-K of Legal Club of America Corporation (Commission File Number 000-28193) dated October 1, 2004, insofar as the comments relate to our firm.

Sincerely,


/s/ AHEARN, JASCO + COMPANY, P.A.
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AHEARN, JASCO + COMPANY, P.A.
Certified Public Accountants